UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 28, 2007

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

Reference is made to Note 14 - Commitments and Contingencies to our financial statements under Part II, Item 8; Outlook under Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part I, Item 1A. Risk Factors, all in the Annual Report on Form 10-K for the fiscal year ended December 31, 2006; and Note 2 – Rate and Regulatory Matters and Note 8 - Commitments and Contingencies to our financial statements under Part I, Item 1 and Outlook under Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, all in the Form 10-Q for the quarterly period ended September 30, 2007, of registrant Ameren Corporation (“Ameren”) and its registrant subsidiary, Union Electric Company, doing business as AmerenUE (“UE”) (collectively, the “registrants”), for a discussion of the December 2005 breach of the upper reservoir at UE’s Taum Sauk pumped-storage hydroelectric facility and related legal proceedings.

On November 28, 2007, UE announced that it had entered into a settlement agreement with the State of Missouri represented by the Missouri Attorney General, the Missouri Conservation Commission and the Missouri Department of Natural Resources resolving the state of Missouri’s lawsuit and claims for damages and other relief related to the December 2005 breach of the upper reservoir at UE’s Taum Sauk pumped-storage hydroelectric plant.  In addition, pursuant to the settlement agreement, UE is required to replace the breached upper reservoir at the Taum Sauk pumped-storage hydroelectric plant with a new upper reservoir, subject to authorization by the Federal Energy Regulatory Commission (“FERC”).  UE’s press release with respect to the settlement agreement is attached as Exhibit 99.1 and is incorporated herein.

UE believes that substantially all damages and liabilities (but not penalties such as those previously paid to the FERC) caused by the breach, including costs related to the settlement agreement, the cost of rebuilding the plant, and the cost of replacement power, up to $8 million annually, will be covered by insurance.  Under UE’s insurance policies, all claims by or against UE are subject to review by its insurance carriers.  UE expects the total costs for clean-up, damages and liabilities associated with the Taum Sauk incident, including obligations related to the settlement agreement but excluding costs to rebuild the facility, to be within the range previously disclosed in the Form 10-Q for the quarterly period ended September 30, 2007.

As part of the settlement agreement, UE again agreed that it will not attempt to recover from ratepayers any in-kind or monetary payments required by the settlement.  In particular, UE acknowledged in the settlement agreement that it will not attempt to recover from ratepayers in any future rate increase any in-kind or monetary payments to the state parties required by the settlement agreement or costs incurred in the reconstruction of the new upper reservoir (expressly excluding, however, enhancements, costs incurred due to circumstances or conditions that are currently not reasonably foreseeable and costs that would have been incurred absent the December 2005 breach of the upper reservoir at UE’s Taum Sauk pumped-storage hydroelectric plant).

The settlement agreement will be submitted for approval to the Circuit Court of Reynolds County, State of Missouri.  The settlement agreement will be subject to public review for a period of not less than 30 days and no more than 45 days before it may be approved by the court, and UE’s obligations pursuant to the settlement agreement are contingent upon the approval of the settlement agreement by the court.

ITEM 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number:	Title:

99.1	Press release regarding settlement agreement with respect to Taum Sauk pumped-storage hydroelectric plant, issued on November 28, 2007 by UE.

- - - - - - - - - - - - - - - - - - - -

This combined Form 8-K is being filed separately by Ameren and UE.  Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf.  No registrant makes any representation as to information relating to any other registrant.

FORWARD-LOOKING STATEMENTS

Statements in this report not based on historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed.  Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved.  These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions, and financial performance.  In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated.  The following factors, in addition to those discussed elsewhere in this report and in our other filings with the Securities and Exchange Commission, could cause actual results to differ materially from management expectations suggested in such forward-looking statements:

•	regulatory or legislative actions, including changes in regulatory policies and ratemaking determinations;
•	changes in laws and other governmental actions, including monetary and fiscal policies;
•	costs associated with UE’s Taum Sauk pumped-storage hydroelectric plant incident, including rebuilding costs;
•	recoverability through insurance of costs associated with the Taum Sauk pumped-storage hydroelectric plant incident; and
•	legal and administrative proceedings, such as a decision by the Circuit Court of Reynolds County, State of Missouri to not approve the settlement agreement.

Given these uncertainties, undue reliance should not be placed on these forward-looking statements. Except to the extent required by the federal securities laws, we undertake no obligation to update or revise publicly any forward-looking statements to reflect new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.  The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

UNION ELECTRIC COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Principal Accounting Officer
(Principal Accounting Officer)

Date:  November 28, 2007

Exhibit Index

Exhibit Number:	Title:

99.1	Press release regarding settlement agreement with respect to Taum Sauk pumped-storage hydroelectric plant, issued on November 28, 2007 by UE.